Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month periods ended June 30,		For the six month periods ended June 30,
	2014	2013	2014	2013
	(unaudited; in millions, except per unit amounts)

Operating revenue	$1,785.1	$1,603.9	$3,789.6	$3,226.3
Operating revenue - affiliate	86.0	68.8	161.1	139.4

	1,871.1	1,672.7	3,950.7	3,365.7

Operating expenses:
Cost of natural gas	1,221.4	1,081.0	2,679.9	2,234.4
Cost of natural gas - affiliate	38.4	34.5	68.6	72.5
Environmental costs, net of recoveries	38.2	5.2	43.2	183.7
Operating and administrative	107.3	113.3	203.9	195.3
Operating and administrative - affiliate	117.3	104.7	237.7	217.6
Power	54.2	29.2	104.6	62.8
Depreciation and amortization	113.4	95.8	217.2	188.0

	1,690.2	1,463.7	3,555.1	3,154.3

Operating income	180.9	209.0	395.6	211.4
Interest expense, net	80.2	79.5	157.1	155.9
Allowance for equity used during construction	12.6	8.1	33.3	15.9
Other income	1.2	0.3	0.4	0.6

Income before income tax expense	114.5	137.9	272.2	72.0
Income tax expense	2.0	14.2	4.0	16.0

Net income	112.5	123.7	268.2	56.0
Less: Net income attributable to:
Noncontrolling interest	42.4	18.4	78.7	34.0
Series 1 preferred unit distributions	22.5	13.1	45.0	13.1
Accretion of discount on Series 1 preferred units	3.7	2.3	7.3	2.3

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$43.9	$89.9	$137.2	$6.6

Net income (loss) allocable to limited partner interests	$5.0	$56.7	$63.9	$(56.2)

Net income (loss) per limited partner unit (basic)	$0.02	$0.18	$0.19	$(0.18)

Weighted average limited partner units outstanding (basic)	327.6	314.8	327.0	311.0

Net income (loss) per limited partner unit (diluted)	$0.02	$0.18	$0.19	$(0.18)

Weighted average limited partner units outstanding (diluted)	327.6	314.8	327.0	311.0

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six month period ended June 30,
	2014	2013
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$268.2	$56.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	217.2	188.0
Derivative fair value net losses (gains)	24.7	(22.3)
Inventory market price adjustments	3.3	2.5
Environmental costs, net of recoveries	38.0	179.7
Distributions from investments in joint ventures	1.0	—
Equity earnings from investments in joint ventures	(1.0)	—
Deferred income taxes	1.3	13.2
State income taxes	1.8	7.4
Allowance for equity used during construction	(33.3)	(15.9)
Other	(0.8)	7.3
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	9.1	60.1
Due from General Partner and affiliates	5.3	4.5
Accrued receivables	51.8	276.3
Inventory	(75.7)	(95.1)
Current and long-term other assets	(16.5)	(19.1)
Due to General Partner and affiliates	(6.0)	18.4
Accounts payable and other	(63.8)	(40.3)
Environmental liabilities	(62.9)	(32.7)
Accrued purchases	(3.2)	(95.3)
Interest payable	1.4	4.1
Property and other taxes payable	(1.6)	(14.0)
Settlement of interest rate derivatives	1.3	(5.3)

Net cash provided by operating activities	359.6	477.5

Cash used in investing activities:
Additions to property, plant and equipment	(1,309.0)	(859.7)
Changes in restricted cash	36.1	(3.4)
Investments in joint ventures	(28.1)	(126.7)
Distributions from investments in joint ventures in excess of cumulative earnings	17.7	—
Other	(3.7)	(4.0)

Net cash used in investing activities	(1,287.0)	(993.8)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	—	1,200.0
Net proceeds from i-unit issuances	—	278.7
Distributions to partners	(356.9)	(353.3)
Repayments to General Partner	(6.0)	(6.0)
Repayments of long-term debt	—	(200.0)
Net repayments under credit facility	140.0	—
Net commercial paper borrowings	765.0	(724.7)
Contributions from noncontrolling interest	612.9	149.7
Distributions to noncontrolling interest	(42.5)	(28.7)

Net cash provided by financing activities	1,112.5	315.7

Net increase (decrease) in cash and cash equivalents	185.1	(200.6)
Cash and cash equivalents at beginning of year	164.8	227.9

Cash and cash equivalents at end of period	$349.9	$27.3

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,	December 31,
	2014	2013
	(unaudited; in millions)
ASSETS

Current assets:
Cash and cash equivalents	$349.9	$164.8
Restricted cash	33.3	69.4
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million in 2014 and 2013	51.7	49.4
Due from General Partner and affiliates	36.5	40.5
Accrued receivables	147.0	210.2
Inventory	164.9	94.9
Other current assets	58.7	47.6

	842.0	676.8
Property, plant and equipment, net	14,207.1	13,176.8
Goodwill	246.7	246.7
Intangibles, net	257.7	263.2
Other assets, net	509.9	538.0

	$16,063.4	$14,901.5

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$118.1	$121.4
Accounts payable and other	710.9	822.0
Environmental liabilities	187.7	233.7
Accrued purchases	457.4	465.6
Interest payable	69.4	68.0
Property and other taxes payable	68.8	70.7
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	200.0	200.0

	1,824.3	1,993.4
Long-term debt	5,682.7	4,777.4
Loans from General Partner and affiliate	300.0	306.0
Due to General Partner and affiliates	103.3	58.2
Deferred income tax liability	18.7	17.4
Other long-term liabilities	136.4	51.7

Total liabilities	8,065.4	7,204.1

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 at June 30, 2014 and December 31, 2013)	1,168.0	1,160.7
Class A common units (254,208,428 at June 30, 2014 and December 31, 2013)	2,755.5	2,979.0
Class B common units (7,825,500 at June 30, 2014 and December 31, 2013)	58.5	65.3
i-units (66,196,781 and 63,743,099 at June 30, 2014 and December 31, 2013, respectively)	1,305.1	1,291.9
General Partner	298.9	301.5
Accumulated other comprehensive loss	(212.4)	(76.6)

Total Enbridge Energy Partners, L.P. partners’ capital	5,373.6	5,721.8
Noncontrolling interest	2,624.4	1,975.6

Total partners’ capital	7,998.0	7,697.4

	$16,063.4	$14,901.5

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, Enbridge Energy Company, Inc., our General Partner, and our limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our general and limited partner interests to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners, after Preferred Unit allocations, based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. Historically, we have made the distributions in excess of earnings as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three month period ended June 30,		For the six month period ended June 30,
	2014	2013	2014	2013
	(unaudited; in millions, except per unit amounts)

Net income	$112.5	$123.7	$268.2	$56.0
Less Net income attributable to:
Noncontrolling interest	(42.4)	(18.4)	(78.7)	(34.0)
Series 1 preferred unit distributions	(22.5)	(13.1)	(45.0)	(13.1)
Accretion of discount on Series 1 preferred units	(3.7)	(2.3)	(7.3)	(2.3)

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	43.9	89.9	137.2	6.6
Less distributions:
Incentive distributions to our General Partner	(38.0)	(32.0)	(71.2)	(63.9)
Distributed earnings allocated to our General Partner	(4.5)	(3.5)	(8.1)	(7.0)

Total distributed earnings to our General Partner	(42.5)	(35.5)	(79.3)	(70.9)

Total distributed earnings to our limited partners	(182.2)	(171.3)	(359.9)	(342.1)

Total distributed earnings	(224.7)	(206.8)	(439.2)	(413.0)

Overdistributed earnings	$(180.8)	$(116.9)	$(302.0)	$(406.4)

Weighted average limited partner units outstanding	327.6	314.8	327.0	311.0

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.56	$0.54	$1.10	$1.10
Overdistributed earnings per limited partner unit (2)	(0.54)	(0.36)	(0.91)	(1.28)

Net income (loss) per limited partner unit (basic and diluted) (3)	$0.02	$0.18	$0.19	$(0.18)

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)	Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and overdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the three and six month periods ended June 30, 2014, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

During the first quarter of 2014, the Partnership changed its reporting segments. The Marketing segment was combined with the Natural Gas segment to form one new segment called “Natural Gas”. There was no change to the Liquids segment.

This change was a result of the reorganization of EEP resulting from MEP’s IPO which prompted Management to reassess the presentation of EEP’s reportable segments considering the financial information available and evaluated regularly by EEP’s Chief Operating Decision Maker. The new segment is consistent with how management makes resource allocation decisions, evaluates performance, and furthers the achievement of the Partnership’s long-term objectives. Financial information for the prior periods has been restated to reflect the change in reporting segments.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three month period ended June 30, 2014
	Liquids	Natural Gas	Corporate (1)	Total
	(unaudited; in millions)
Operating revenue	$474.3	$1,396.8	$—	$1,871.1
Cost of natural gas	—	1,259.8	—	1,259.8
Environmental costs, net of recoveries	38.2	—	—	38.2
Operating and administrative	117.6	103.6	3.4	224.6
Power	54.2	—	—	54.2
Depreciation and amortization	76.6	36.8	—	113.4

	286.6	1,400.2	3.4	1,690.2
Operating income (loss)	187.7	(3.4)	(3.4)	180.9
Interest expense, net	—	—	80.2	80.2
Allowance for equity used during construction	—	—	12.6	12.6
Other income (expense) (2)	—	2.3	(1.1)	1.2

Income (loss) before income tax expense	187.7	(1.1)	(72.1)	114.5
Income tax expense	—	—	2.0	2.0

Net income (loss)	187.7	(1.1)	(74.1)	112.5
Less: Net income attributable to:
Noncontrolling interest	—	—	42.4	42.4
Series 1 preferred unit distributions	—	—	22.5	22.5
Accretion of discount on Series 1 preferred units	—	—	3.7	3.7

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$187.7	$(1.1)	$(142.7)	$43.9

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.

	For the three month period ended June 30, 2013
	Liquids	Natural Gas	Corporate (1)	Total
	(unaudited; in millions)
Operating revenue	$366.3	$1,306.4	$—	$1,672.7
Cost of natural gas	—	1,115.5	—	1,115.5
Environmental costs, net of recoveries	5.2	—	—	5.2
Operating and administrative	98.4	116.4	3.2	218.0
Power	29.2	—	—	29.2
Depreciation and amortization	60.4	35.4	—	95.8

	193.2	1,267.3	3.2	1,463.7
Operating income (loss)	173.1	39.1	(3.2)	209.0
Interest expense, net	—	—	79.5	79.5
Allowance for equity used during construction	—	—	8.1	8.1
Other income	—	—	0.3	0.3

Income (loss) before income tax expense	173.1	39.1	(74.3)	137.9
Income tax expense	—	—	14.2	14.2

Net income (loss)	173.1	39.1	(88.5)	123.7
Less: Net income attributable to:
Noncontrolling interest	—	—	18.4	18.4
Series 1 preferred unit distributions	—	—	13.1	13.1
Accretion of discount on Series 1 preferred units	—	—	2.3	2.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$173.1	$39.1	$(122.3)	$89.9

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the six month period ended June 30, 2014
	Liquids	Natural Gas		Corporate (1)	Total
	(unaudited; in millions)
Operating revenue	$907.0	$3,043.7	(2)	$—	$3,950.7
Cost of natural gas	—	2,748.5		—	2,748.5
Environmental costs, net of recoveries	43.2	—		—	43.2
Operating and administrative	226.0	212.5		3.1	441.6
Power	104.6	—		—	104.6
Depreciation and amortization	143.4	73.8		—	217.2

	517.2	3,034.8		3.1	3,555.1
Operating income (loss)	389.8	8.9		(3.1)	395.6
Interest expense, net	—	—		157.1	157.1
Allowance for equity used during construction	—	—		33.3	33.3
Other income (expense)	—	1.0	(3)	(0.6)	0.4

Income (loss) before income tax expense	389.8	9.9		(127.5)	272.2
Income tax expense	—	—		4.0	4.0

Net income (loss)	389.8	9.9		(131.5)	268.2
Less: Net income attributable to:
Noncontrolling interest	—	—		78.7	78.7
Series 1 preferred unit distributions	—	—		45.0	45.0
Accretion of discount on Series 1 preferred units	—	—		7.3	7.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$389.8	$9.9		$(262.5)	$137.2

Total assets	$10,335.9	$5,301.3	(4)	$426.2	$16,063.4

Capital expenditures (excluding acquisitions)	$985.0	$105.0		$1.5	$1,091.5

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Total segment revenue and intersegment revenue for the natural gas segment for the six-month period ended June 30, 2014 has been corrected to eliminate intra-segment revenue of $318.7 million that was recorded in error and previously reported on Form 10-Q for the three-month period ended March 31, 2014. This error did not impact previously reported segment operating revenue or consolidated operating revenue for the three-month period ended March 31, 2014.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.
(4)	Total assets for our Natural Gas segment includes our long term equity investment in the Texas Express NGL system.

	As of and for the six month period ended June 30, 2013
	Liquids	Natural Gas		Corporate (1)	Total
	(unaudited; in millions)
Operating revenue	$699.2	$2,666.5	(2)	$—	$3,365.7
Cost of natural gas	—	2,306.9		—	2,306.9
Environmental costs, net of recoveries	183.7	—		—	183.7
Operating and administrative	185.1	224.2		3.6	412.9
Power	62.8	—		—	62.8
Depreciation and amortization	117.2	70.8		—	188.0

	548.8	2,601.9		3.6	3,154.3
Operating income (loss)	150.4	64.6		(3.6)	211.4
Interest expense, net	—	—		155.9	155.9
Allowance for equity used during construction	—	—		15.9	15.9
Other income	—	—		0.6	0.6

Income (loss) before income tax expense	150.4	64.6		(143.0)	72.0
Income tax expense	—	—		16.0	16.0

Net income (loss)	150.4	64.6		(159.0)	56.0
Less: Net income attributable to:
Noncontrolling interest	—	—		34.0	34.0
Series 1 preferred unit distributions	—	—		13.1	13.1
Accretion of discount on Series 1 preferred units	—	—		2.3	2.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$150.4	$64.6		$(208.4)	$6.6

Total assets	$7,811.0	$5,330.4	(3)	$159.6	$13,301.0

Capital expenditures (excluding acquisitions)	$733.4	$125.1		$8.6	$867.1

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Total segment revenue and intersegment revenue for the natural gas for the six-month period ended June 30, 2013 has been corrected to eliminate intra-segment revenue of $248.7 million that was recorded in error for the three-month period ended March 31, 2013. This error did not impact previously reported segment operating revenue or consolidated operating revenue for the three-month period ended March 31, 2013.
(3)	Total assets for our Natural Gas Segment includes our long term equity investment in the Texas Express NGL system.